Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On March 25, 2022, Redwire Holdings, LLC, a wholly-owned subsidiary of the Company (the “Lead Borrower”), and certain other subsidiaries of the Company party thereto, entered into a Third Amendment (the “Amendment”) to the Adams Street Capital Credit Agreement to, among other things, increase commitments under the revolving credit facility from $5.0 million to $25.0 million.
The Amendment also modified certain negative covenants and increased the per annum interest rate (i) with respect to revolving loans in an aggregate principal amount of $5.0 million or less, to 6.00% for Eurocurrency rate loans and 5.00% for Base Rate Loans, and (ii) with respect to revolving loans in an aggregate principal amount in excess of $5.0 million, to 7.50% for Eurocurrency rate loans and 6.50% for Base Rate Loans.
The Adams Street Capital Credit Agreement, as amended, contains certain customary representations and warranties, affirmative and other covenants and events of default, including among other things, payment defaults, breach of representations and warranties, and covenant defaults.
In connection with the entry into the Amendment, AEI and certain of its affiliates (the “AEI Guarantors”), provided a limited guarantee for the payment of outstanding revolving loans in excess of $10.0 million, with a $15.0 million cap in the aggregate. In the event that the AEI Guarantors are required to make payments to the lenders under the Adams Street Capital Credit Agreement pursuant to the terms of the limited guarantee, each AEI Guarantor would be subrogated to the rights of the lenders. In connection with the limited guarantee, the Lead Borrower agreed to pay to the AEI Guarantors, a fee equal to 2% of any amount actually paid by such guarantors under the limited guarantee. The fee is waivable by the AEI Guarantors in their discretion.
The Company has evaluated subsequent events after the consolidated balance sheet as of December 31, 2021 through the consolidated financial statements issuance date and there were no additional subsequent events that required disclosure.
Subsequent Events
On April 14, 2022, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital, LLC (“B. Riley”) with respect to a committed equity facility. Under the Purchase Agreement, the Company will have the right, but not the obligation, to issue and sell to B. Riley, from time to time, up to $80.0 million of shares of the Company’s common stock, subject to terms and conditions, including relating to price per share, specified in the Purchase Agreement. Upon execution of the Purchase Agreement, the Company issued 127,751 shares of common stock to B. Riley as consideration for its irrevocable commitment to purchase shares of our common stock from time to time. Pursuant to the Registration Rights Agreement, the Company filed a registration statement on Form S-1 with the SEC on April 22, 2022, registering an initial 9,000,000 shares of common stock to be issued by the Company to B. Riley at its election, from time to time, pursuant to the Purchase Agreement to permit the resale by B. Riley of the shares of common stock registered thereunder.
The net proceeds under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its common stock to B. Riley. The Company intends to use the net proceeds from this agreement to further support its growth strategy through initiatives such as accretive acquisitions and internal investments, to bolster working capital and/or for general corporate purposes.
The Company has evaluated subsequent events after the consolidated balance sheet as of March 31, 2022 through the condensed consolidated financial statements issuance date and there were no additional subsequent events that required disclosure.